Exhibit 99.1

6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Vice President, Investor Relations

(301) 581-5717

Coventry Health Care Reports Second Quarter Earnings

Re-Affirms 2007 Full Year Diluted EPS Guidance

Bethesda, Maryland (July 31, 2007) — Coventry Health Care, Inc. (NYSE: CVH) today reported operating results for the quarter ended June 30, 2007. Operating revenues totaled $2.33 billion for the quarter with net earnings of $151.3 million, or $0.96 per diluted share.

“I am pleased to report another strong quarter from our well-diversified portfolio of businesses,” said Dale B. Wolf, chief executive officer of Coventry. “The Commercial Business division reported an outstanding medical loss ratio, the Individual Consumer & Government Business division continued to display impressive growth, and the Specialty Business division performed very well as we successfully integrated the Concentra workers’ compensation services businesses. In addition to delivering these reliable financial and operational results, we continue to deploy capital strategically and position the Company for future growth opportunities.”

Second Quarter Highlights

•	Revenues up 19.9% from the prior year quarter
•	GAAP diluted EPS up 14.3% from the prior year quarter
•	Health plan commercial group risk medical loss ratio (MLR) of 77.5%, a decrease of 90 basis points from the prior quarter
•	Share buyback of 2.5 million shares in the quarter with a year-to-date total of 6.5 million shares repurchased
•	Completed acquisition of Concentra workers’ compensation services businesses on April 2, 2007
•	Announced acquisition of certain group health insurance businesses from Mutual of Omaha (closed effective July 1, 2007)
•

GAAP cash flows from operations were $246.6 million, or 163% of net income in the quarter, with year-to-date cash flows from operations of $730.2 million, or 267% of net income. To provide further detail regarding the timing of Medicare-related payments, a cash flow reconciliation is presented on page 7.

Commercial Business Division Highlights

•

Membership. As of June 30, 2007, Coventry reported total divisional membership of 2.73 million. Included in this total were 1.39 million commercial group risk members, up slightly from the prior quarter.

•

Health Plan Commercial Group Insured Trends(1). For the six months ending June 30, 2007, commercial premium yields showed a positive price-to-cost spread with year-to-date premium yield up 5.1% and medical expense PMPM (per member per month) up 4.9%.

•	Medical Loss Ratio (MLR)(1). Health plan commercial group risk MLR was 77.5% in the second quarter and 78.0% year-to-date. Prior year-to-date MLR was 78.1% through June 30, 2006.

Individual Consumer & Government Business Division Highlights

•

Membership. As of June 30, 2007, Coventry reported total divisional membership of 1.35 million, representing an increase of 213,000 over the prior year quarter. This was driven by an increase of 133,000 Medicare Advantage members, 37,000 Medicare Part D members, 26,000 Individual members, and 17,000 Medicaid risk members.

•	Medical Loss Ratio (MLR). Medicare Advantage MLR of 79.3% improved 20 basis points over the prior year quarter. Medicare Part D MLR of 80.3% is on track to outperform the prior year.

Specialty Business Division Highlights

•	Revenue for the quarter was $157.1 million, representing the combined Coventry workers’ compensation services businesses.

•

Successful execution in the first three months following the Concentra acquisition. With more than $600 million in annualized fee revenue and a comprehensive product portfolio, Coventry is now the market leader providing managed care solutions for workers’ compensation payers.

(1) “Health Plan Commercial Group Insured” data excludes Individual business (under 65 years of age).

Consolidated Guidance Details(a)

Q3 2007 Guidance

•	Total revenues of $2.40 billion to $2.50 billion
•	Earnings per share (EPS) on a diluted basis of $1.06 to $1.08

2007 Full Year Guidance

•	Risk revenues of $8.30 billion to $8.40 billion
•	Management services revenues of $1.160 billion to $1.185 billion
•	Consolidated revenues of $9.460 billion to $9.585 billion
•	Consolidated MLR% of 79.5% to 79.8%
•	Cost of sales expense of $80.0 million to $90.0 million
o	Cost of sales primarily represents pharmacy ingredient costs for the workers’ compensation services PBM
•	Selling, general, and administrative expenses (SG&A) of $1.705 billion to $1.725 billion
•	Depreciation and amortization expense of $132.0 million to $135.0 million
•	Investment income of $121.0 million to $126.0 million
•	Interest expense of $69.0 million to $70.0 million
o	Includes $9.1 million charge for debt refinancing
•	Tax rate of 37.1% to 37.4%
•	Diluted share count of 157.3 million to 157.7 million shares
•	GAAP earnings per share (EPS) on a diluted basis of $3.92 to $3.98
o	Includes $0.04 per share charge for debt refinancing

Mr. Wolf will host a conference call at 8:30 a.m. ET on Tuesday, July 31, 2007. To listen to the call, dial toll-free at (888) 202-2422 or, for international callers, (913) 981-5592. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.cvty.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission (SEC). A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 8817544.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties, including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2006 and Coventry’s Form 10-Q for the quarter ended March 31, 2007. Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.cvty.com) is a diversified national managed healthcare company based in Bethesda, Maryland, operating health plans, insurance companies, network rental and workers’ compensation services companies. Through its Commercial Business, Individual Consumer & Government Business, and Specialty Business divisions, Coventry provides a full range of risk and fee-based managed care products and services to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators.

(a) All guidance elements exclude the impact of the Vista Healthplan acquisition announced on July 9, 2007.

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Operating revenues:
Managed care premiums	$ 2,016,394	$ 1,721,137	$ 4,039,365	$ 3,437,459
Management services	316,098	223,772	529,624	446,167
Total operating revenues	2,332,492	1,944,909	4,568,989	3,883,626

Operating expenses:
Medical costs	1,605,437	1,376,396	3,261,977	2,777,450
Cost of sales	27,609	-	27,609	-
Selling, general, administrative	442,835	333,290	812,330	661,518
Depreciation and amortization	33,658	28,635	63,957	55,350
Total operating expenses	2,109,539	1,738,321	4,165,873	3,494,318

Operating earnings	222,953	206,588	403,116	389,308
Operating earnings percentage of total revenues	9.6%	10.6%	8.8%	10.0%

Interest expense	15,640	13,248	36,839	26,165
Other income, net	34,770	24,082	68,599	47,076

Earnings before income taxes	242,083	217,422	434,876	410,219

Provision for income taxes	90,781	81,968	161,833	153,785
Net earnings	$ 151,302	$ 135,454	$ 273,043	$ 256,434

Net earnings per share, basic	$ 0.98	$ 0.86	$ 1.75	$ 1.61
Net earnings per share, diluted	$ 0.96	$ 0.84	$ 1.72	$ 1.58

Weighted average shares outstanding, basic	155,095	158,383	156,056	159,202
Weighted average shares outstanding, diluted	157,841	161,342	158,738	162,338

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	June 30,	March 31,	December 31,
	2007	2007	2006
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,685,133	$1,910,507	$1,370,836
Short-term investments	102,070	222,525	292,392
Accounts receivable, net	239,794	212,796	209,180
Other receivables, net	273,672	166,155	164,829
Other current assets	148,437	144,356	97,145
Total current assets	2,449,106	2,656,339	2,134,382

Long-term investments	1,191,031	1,159,458	1,130,572
Property and equipment, net	309,019	296,811	315,105
Goodwill	1,918,423	1,620,235	1,620,272
Other intangible assets, net	454,046	395,365	388,400
Other long-term assets	89,451	167,389	76,376
Total assets	$6,411,076	$6,295,597	$5,665,107

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,429,785	$1,365,261	$1,121,151
Accounts payable and accrued liabilities	406,727	442,776	460,489
Deferred revenue	340,350	286,701	60,349
Current portion of long-term debt	10,000	10,000	10,000
Total current liabilities	2,186,862	2,104,738	1,651,989

Long-term debt	968,563	978,526	750,500
Other long-term liabilities	325,289	314,254	309,616
Total liabilities	3,480,714	3,397,518	2,712,105

Stockholders’ equity	2,930,362	2,898,079	2,953,002

Total liabilities and stockholders’ equity	$6,411,076	$6,295,597	$5,665,107

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

	Quarter Ended	Six Months Ended
	June 30, 2007	June 30, 2007
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net earnings	$151,302	$273,043
Adjustments to earnings:
Depreciation and amortization	33,658	63,957
Amortization of stock compensation	16,868	31,540
Changes in assets and liabilities:
Accounts receivable, net	17,538	13,922
Medical liabilities	60,640	304,750
Accounts payable and other accrued liabilities	(73,979)	(121,463)
Deferred revenue	53,619	279,971
Other operating activities	(13,064)	(115,556)
Net cash flows from operating activities	246,582	730,164

Cash flows from investing activities:
Capital expenditures, net	(10,201)	(13,230)
Proceeds from investments, net of purchases	76,902	119,667
Payments for acquisitions, net of cash acquired	(399,564)	(411,318)
Net cash flows from investing activities	(332,863)	(304,881)

Cash flows from financing activities:
Proceeds from issuance of stock	16,974	31,215
Payments for repurchase of stock	(157,797)	(379,462)
Proceeds from issuance of debt, net	(468)	394,056
Excess tax benefit from stock compensation	12,198	23,705
Payments for retirement of debt	(10,000)	(180,500)
Net cash flows from financing activities	(139,093)	(110,986)

Net change in cash and cash equivalents for current period	(225,374)	314,297
Cash and cash equivalents at beginning of period	1,910,507	1,370,836
Cash and cash equivalents at end of period	$1,685,133	$1,685,133

Cash and Investments:
Cash and cash equivalents	$1,685,133	$1,685,133
Short-term investments	102,070	102,070
Long-term investments	1,191,031	1,191,031
Total cash and investments	$2,978,234	$2,978,234

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE THREE MONTHS ENDED JUNE 30, 2007

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$28,637	$217,945	$246,582
GAAP cash flows as a percentage of net earnings	218%	158%	163%

Add:
April CMS premium payment received in Q1	$62,630	$160,842	$223,472
April reinsurance payment received in Q1	$13,050	$35	$13,085
April low-income subsidy payment received in Q1	$31,144	$310	$31,454
Less:
July CMS premium payment received in Q2	($66,194)	($198,104)	($264,298)
July reinsurance payment received in Q2	($14,375)	($146)	($14,521)
July low-income subsidy payment received in Q2	($32,513)	($445)	($32,958)

Adjusted operating cash flows	$22,379(1)	$180,437	$202,816

Net earnings	$13,133	$138,169	$151,302

Adjusted operating cash flows as a percentage of net earnings	170%	131%	134%

(1)	Stand-alone Medicare Part D adjusted operating cash flows include $8.8 million in reinsurance payments received for April through June of 2007, net of claims paid subject to reinsurance.

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$173,649	$556,515	$730,164
GAAP cash flows as a percentage of net earnings	n/m	214%	267%

Less:
July CMS premium payment received in Q2	($66,194)	($198,104)	($264,298)
July reinsurance payment received in Q2	($14,375)	($146)	($14,521)
July low-income subsidy payment received in Q2	($32,513)	($445)	($32,958)

Adjusted operating cash flows	$60,567(1)	$357,820	$418,387

Net earnings	$12,807	$260,236	$273,043

Adjusted operating cash flows as a percentage of net earnings	473%	137%	153%

(1)

Stand-alone Medicare Part D adjusted operating cash flows include $42.0 million in reinsurance payments received for January through June of 2007, net of claims paid subject to reinsurance. For contract year 2006, stand-alone Medicare Part D cash flows include $227.7 million in reinsurance payments, net of claims paid subject to reinsurance. Following the final settlement related to the 2006 plan year, any remaining balances from reinsurance and other subsidy payments will be returned to CMS.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

(Unaudited)

	Q2 2007	Q1 2007	Total 2006	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Total 2005
Membership by Product (000s)
Commercial Group Risk(2)	1,389	1,387		1,457	1,462	1,487	1,490	1,515
Health Plan ASO	650	648		621	615	611	612	592
Other ASO(3)	692	741		866	872	900	922	1,131
Total Commercial Division	2,731	2,776		2,944	2,949	2,998	3,024	3,238

Medicare Advantage(4)	213	185		80	79	80	80	75
Medicare Part D	700	698		687	687	663	529	n/a
Total Medicare	913	883		767	766	743	609	75

Medicaid Risk	396	400		373	373	379	385	393
Individual	41	31		23	19	15	12	n/m
Total Indiv./Gov’t Division	1,350	1,314		1,163	1,158	1,137	1,006	468

Total Membership	4,081	4,090		4,107	4,107	4,135	4,030	3,706

Revenues by Product (000s)
Commercial Group Risk	$1,134,278	$1,133,525	$4,580,165	$1,146,442	$1,144,349	$1,147,613	$1,141,761	$4,297,489
Commercial ASO	113,702	116,447	492,293	122,755	117,761	122,903	128,874	513,064
Total Commercial Division	1,247,980	1,249,972	5,072,458	1,269,197	1,262,110	1,270,516	1,270,635	4,810,553

Medicare Risk	657,652	668,455	1,484,548	376,882	350,886	376,735	380,045	676,349
Medicaid Risk	207,937	208,138	762,093	190,312	192,500	190,108	189,173	754,324
Medicaid ASO	46,716	49,605	184,503	46,819	45,983	47,974	43,727	183,197
Individual Risk	16,527	12,852	30,495	10,254	8,217	6,681	5,343	n/m
Total Indiv./Gov’t Division	928,832	939,050	2,461,639	624,267	597,586	621,498	618,288	1,613,870

Specialty Division	157,098	48,778	206,220	49,175	51,084	54,536	51,425	193,714

Total Premiums	2,016,394	2,022,970	6,857,301	1,723,890	1,695,952	1,721,137	1,716,322	5,728,162
Total Management Services	317,516	214,830	883,016	218,749	214,828	225,413	224,026	889,975
Other/Eliminations	(1,418)	(1,303)	(6,561)	(1,645)	(1,644)	(1,641)	(1,631)	(6,891)
Total Revenue	$2,332,492	$2,236,497	$7,733,756	$1,940,994	$1,909,136	$1,944,909	$1,938,717	$6,611,246

Consolidated Coventry
Operating Income % of Revenues	9.6%	8.1%	10.9%	11.7%	11.7%	10.6%	9.4%	12.0%

SGA % of Revenues	19.0%	16.5%	17.3%	18.3%	16.9%	17.1%	16.9%	17.9%

Total Medical Liabilities (000s)(5)	$ 910,528	$ 835,790		$ 719,426	$ 733,550	$ 709,437	$ 742,247	$ 700,066
Days in Claims Payable (DCP)(5)	57.34	53.97		54.97	56.00	53.84	55.17	55.58

Total Debt (millions)	$ 978.6	$ 988.5		$ 760.5	$ 760.5	$ 760.5	$ 770.5	$ 770.5
Total Capital (millions)	$ 3,908.9	$ 3,886.6		$ 3,713.5	$ 3,536.0	$ 3,350.4	$ 3,310.8	$ 3,325.2
Debt to Capital	25.0%	25.4%		20.5%	21.5%	22.7%	23.3%	23.2%

COVENTRY HEALTH CARE, INC.

REVENUE AND MEDICAL COST STATISTICS

(Unaudited)

	Q2 2007	Q1 2007	Total 2006	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Total 2005
Revenue PMPM
Health Plan Commercial Group Risk(1)	$ 271.39	$ 271.03	$ 260.69	$ 264.36	$ 262.34	$ 259.44	$ 256.74	$ 246.46
Medicare Advantage(4),(6)	$ 836.17	$ 834.02	$ 857.28	$ 883.11	$ 855.05	$ 854.85	$ 836.00	$ 765.58
Medicare Part D(7)	$ 101.49	$ 97.25	$ 103.77	$ 107.75	$ 101.87	$ 104.09	$ 100.36	n/a
Medicaid Risk	$ 174.48	$ 177.09	$ 167.30	$ 169.80	$ 170.90	$ 165.53	$ 163.16	$ 157.52

MLR %
Consolidated Total	79.6%	81.9%	79.3%	77.1%	78.6%	80.0%	81.6%	79.4%

Health Plan Commercial Group Risk(1)	77.5%	78.4%	77.8%	77.4%	77.6%	77.3%	78.9%	78.5%
Medicare Advantage(4)	79.3%	82.3%	79.4%	75.4%	81.2%	79.5%	81.9%	80.3%
Medicare Part D	80.3%	94.7%	84.5%	67.0%	76.7%	93.6%	98.0%	n/a
Medicaid Risk	91.7%	86.5%	85.6%	87.4%	85.1%	86.0%	83.9%	84.6%

Explanatory Notes

(1) “Health Plan Commercial Group Insured” data excludes Individual business (under 65 years of age).

(2) “Commercial Group Risk” membership includes health plan commercial group business and a small group PPO insurance block which was previously reported within First Health.

(3) “Other ASO” membership includes active National Accounts and Federal Employees Health Benefits Plan (FEHBP) administrative services business.

(4) “Medicare Advantage” data includes Medicare Advantage HMO, Medicare Advantage PPO, and Medicare Advantage PFFS results.

(5) “Total Medical Liabilities” and “Days in Claims Payable” are calculated consistent with prior disclosures including the addition of Medicare Advantage PFFS in 2007.

(6) Revenue PMPM excludes the impact of revenue ceded to external parties.

(7) Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.